Exhibit 32

Section 906 Certification

Pursuant to 18 U.S.C. Section 1350 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Bresler & Reiner, Inc. (the “Company”) on Form 10-K/A for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officers of the Company certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ SIDNEY M. BRESLER
Sidney M. Bresler
Chief Executive Officer
/s/ DARRYL M. EDELSTEIN
Darryl M. Edelstein
Executive Vice President—Finance & CFO

Dated: June 28, 2007